UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 14, 2015

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities

On September 14, 2015, the Board of Directors of Hewlett-Packard Company (“HP Co.”) approved a restructuring plan (“the plan”) in connection with the separation of HP Co.’s enterprise technology infrastructure, software, services and financing businesses, which will do business as Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”), from HP Co.’s personal systems and printing businesses, which will do business as HP Inc. (the “separation”). HP Co. expects that the plan will be implemented through fiscal 2018 and will include changes to the company’s workforce as well as cost savings from real estate consolidation of up to approximately $2.7 billion for the businesses comprising Hewlett Packard Enterprise and up to approximately $300 million for the businesses comprising HP Inc.

As part of the restructuring plan, HP Co. expects up to approximately 33,300 employees to exit by the end of fiscal 2018, with up to approximately 30,000 employees exiting Hewlett Packard Enterprise and up to approximately 3,300 employees exiting HP Inc. The changes to the workforce will vary by country, based on local legal requirements and consultations with employee works councils and other employee representatives, as appropriate. HP Co. expects the workforce reduction to result in approximately $2.4 billion in severance costs.

In connection with the plan, HP Co. anticipates both labor and non-labor costs to result in aggregate pre-tax charges between fiscal 2016 and fiscal 2018 of approximately $2.7 billion to be taken by Hewlett Packard Enterprise and approximately $300 million to be taken by HP Inc. Of these amounts, HP Co. expects Hewlett Packard Enterprise and HP Inc. to incur approximately $2.2 billion and $171 million in costs, respectively, related to workforce reductions.

Item 7.01	Regulation FD Disclosure.

On September 15, 2015, HP Co. issued a press release entitled “HP Announces Fiscal 2016 Financial Outlook for HP Inc.” regarding its 2015 Securities Analyst Meeting, during which HP Co. provided a strategy update and financial outlook for HP Inc.’s 2016 fiscal year. The text of the press release is furnished herewith as Exhibit 99.1. HP Co. also issued a press release entitled “HP Announces Fiscal 2016 Financial Outlook for Hewlett Packard Enterprise” regarding a strategy update and financial outlook for Hewlett Packard Enterprise’s 2016 fiscal year provided at the same meeting. The text of the press release is furnished herewith as Exhibit 99.2. The slides presented at the 2015 Securities Analyst Meeting will be available for a period of one year thereafter at www.hp.com/investor/SAM2015.

The information reported in this report, including the materials attached as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Forward-looking statements

This document contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP Co. may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, deferred tax assets, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements of the plans, strategies and objectives of management for future operations, including the previously announced separation transaction and the future performances of the post-separation companies if the separation is completed, as well as the execution of restructuring plans and any resulting cost savings or revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP Co. and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements or assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the need to address the many challenges facing HP Co.’s businesses; the competitive pressures faced by HP Co.’s businesses; risks associated with executing HP Co.’s strategy, including the planned separation transaction; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of HP Co.’s products and the delivery of HP Co.’s services effectively; the protection of HP Co.’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP Co.’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP Co. and their suppliers, customers and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the execution, timing and results of the separation transaction or restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP Co.’s business) and the anticipated benefits of implementing the separation transaction and restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in HP Co.’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014, HP Co.’s other filings with the Securities and Exchange Commission, including HP Co.’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2015, and the “Risk Factors” section of the preliminary information statement included in Hewlett Packard Enterprise’s Registration Statement on Form 10. HP Co. assumes no obligation to update these forward-looking statements.

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Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Hewlett-Packard Company’s press release, dated September 15, 2015, entitled “HP Announces Fiscal 2016 Financial Outlook for HP Inc.” (furnished herewith)

99.2	Hewlett-Packard Company’s press release, dated September 15, 2015, entitled “HP Announces Fiscal 2016 Financial Outlook for Hewlett Packard Enterprise” (furnished herewith)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: September 15, 2015	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Hewlett-Packard Company’s press release, dated September 15, 2015, entitled “HP Announces Fiscal 2016 Financial Outlook for HP Inc.” (furnished herewith)

99.2	Hewlett-Packard Company’s press release, dated September 15, 2015, entitled “HP Announces Fiscal 2016 Financial Outlook for Hewlett Packard Enterprise” (furnished herewith)